UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2020

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSAN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 3, 2020, Gregory Kitchener, the chief financial officer of Zosano Pharma Corporation (the “Company”), notified the Company of his intent to resign effective February 1, 2020. Mr. Kitchener informed the Company that he plans to join a private software company in the technology industry.

(c) On January 7, 2020, the Board of Directors of the Company (the “Board”) appointed Christine Matthews as interim chief financial officer, effective February 1, 2020. In her capacity as interim chief financial officer, Ms. Matthews will serve as interim principal financial officer. In addition, the Board appointed Ms. Matthews as the principal accounting officer of the Company. The Company is searching for a permanent chief financial officer and principal financial officer.

Ms. Matthews, age 51, has served as the Company’s Vice President, Corporate Controller, since January 2019. From August 2015 to January 2019, Ms. Matthews served as an accounting and financial consultant with Resources Global Professionals (“RGP”). Prior to joining RGP, from September 2013 to June 2015, Ms. Matthews served as Senior Director of Finance at Cepheid, Inc., a biotechnology company. Ms. Matthews received a B.S. in Business Administration with an Emphasis in Accounting from the University of Colorado at Boulder.

There is no arrangement or understanding between Ms. Matthews and any other person pursuant to which Ms. Matthews was appointed as interim chief financial officer of the Company. There are no family relationships between Ms. Matthews and any of the Company’s directors or executive officers. There are no related person transactions in which Ms. Matthews had or will have a direct or indirect material interest required to be disclosed under Item 404(a) of Regulation S-K.

The Board has not approved any additional compensation for Ms. Matthews in connection with her service as interim chief financial officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2020	ZOSANO PHARMA CORPORATION

	By:	/s/ Gregory Kitchener
Gregory Kitchener
Chief Financial Officer